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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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☒	Soliciting Material Pursuant to § 240.14a-12

MAGMA DESIGN AUTOMATION, INC.

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This filing relates to a proposed merger between Magma Design Automation, Inc. (“Magma”) and Synopsys, Inc. (“Synopsys”) pursuant to the terms of an Agreement and Plan of Merger, dated as of November 30, 2011 (the “Merger Agreement”), by and among Magma, Synopsys and Lotus Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Synopsys.

This filing consists of the following documents: (1) an email distributed to all Magma employees; (2) a communication to all Magma employees posted on Magma’s internal website; (3) a list of frequently asked questions provided to all Magma employees; (4) a form email sent by Magma’s Chief Executive Officer to key customers; and (5) a script and list of frequently asked questions used for calls with Magma’s key customers.

Forward Looking Statements

These documents contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including those related to Synopsys’ proposed acquisition of Magma, the expected closing date of the proposed transaction, the expected benefits of the proposed transaction and the anticipated product plans and strategies for the combined company. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: delays in or failure to satisfy required closing conditions, including the receipt of required regulatory approvals with respect to the transaction and approval of the acquisition by Magma’s stockholders; failure to consummate or delay in consummating the transaction for other reasons; the possibility that the expected benefits of the transaction may not materialize as expected; failure to successfully integrate the products, infrastructure and employees of Magma and Synopsys; the possibility of litigation (including relating to the acquisition itself); and the companies’ abilities to keep pace with rapidly changing technology and their products’ abilities to produce desired results. Further discussion of these and other potential risk factors may be found in Magma’s public filings with the Securities and Exchange Commission (www.sec.gov). The forward-looking statements set forth in these documents speak only as of the date hereof and Magma undertakes no obligation to update these forward-looking statements due to subsequent events or circumstances.

To All Magma Employees,

I’m pleased to announce that Magma has agreed to be acquired by Synopsys. This deal is driven by the industry’s increasing need for innovative and highly automated analog and digital EDA technologies. Magma’s product portfolio is stronger than ever and is highly complementary with Synopsys’s resources, channel and technology portfolio. The merger will allow the parties to help customers improve performance, area and power while reducing turnaround time and the cost of complex ICs.

The acquisition is expected to close in the first half of calendar year 2012. Until then, Magma and Synopsys will operate as separate companies. Magma will continue to innovate and to enhance all products that support the design of ICs targeted at legacy processes, current 28-nm processes, as well as 20-nm processes and beyond. All current contracts will remain independent and valid. All terms will remain in effect for the duration of the contract. Specific plans for how Magma will integrate into Synopsys will not be determined until after the deal closes.

For more information, join us at the Mandatory All Company Product Update Meeting today at 3:00 p.m. PT in room 109 located on the first floor of the San Jose office. For call-in details see the end of this email, or contact Tina Nuss.

Also, the following will be made available on MagmaNet as soon as possible for your reference.

•	Press Releases

•	Magma Acquisition by Synopsys to Provide Customers with State-of-the-Art Mixed-Signal, Digital and Analog Design Solutions that Enable More Profitable Silicon

•	Synopsys to Acquire Magma Design Automation

•	Employee FAQ

If you have questions or receive an inquiry from customers, investors, press or partners regarding this acquisition, please direct it to the appropriate authorized Magma spokespeople, as follows:

Employee	Customer	Investor	Press	Partners
Clayton Parker	Carl Burrow Phil Bishop	Greg Wagenhoffer	Monica Marmie Phil Bishop	Phil Bishop

This is an exciting evolution for Magma and Synopsys. Please be assured that the executive staffs at Magma and Synopsys are committed to making the transition as smooth as possible.

Sincerely,

Rajeev Madhavan

Call-in Information for Mandatory All Company Product Update Meeting

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Additional Information and Where to Find It

In connection with the proposed merger, Magma Design Automation, Inc. (“Magma”) will file a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). The definitive proxy statement will be mailed to stockholders of Magma. Investors and stockholders of Magma are urged to read the definitive proxy statement and other relevant documents when they become available because they will contain important information about the transaction. Copies of these documents (when they become available) may be obtained free of charge by making a request to Magma’s Investor Relations Department either in writing to Magma Design Automation, Inc., 1650 Technology Drive, San Jose, California 95110 or by telephone to (408) 565-7799. In addition, documents filed with the SEC by Magma may be obtained free of charge at the SEC’s website at www.sec.gov or by clicking on “SEC Filings” in the “Investors” section of Magma’s website at www.magma-da.com.

Magma, Synopsys and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Magma’s stockholders in connection with the proposed transaction. Information regarding Magma’s directors and executive officers is contained in Magma’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on August 29, 2011. This document is available free of charge in the manner described above. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on February 10, 2011, and its Annual Report on Form 10-K for the year ended October 31, 2010, which was filed with the SEC on December 17, 2010. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Synopsys by contacting Investor Relations by mail at Synopsys, Inc., 700 East Middlefield Road, Mountain View, CA 94043, Attn: Investor Relations Department, or by going to Synopsys’ Investor Relations page on its corporate web site at www.synopsys.com. Additional information regarding the interests of Magma’s directors and executive officers who may be deemed to be participants in the solicitation of proxies in connection with the transaction, including their respective interest in the transaction by security holdings or otherwise, will be set forth in a definitive proxy statement that Magma intends to file with the SEC.

Magma Acquisition by Synopsys

This deal is driven by the industry’s increasing need for innovative and highly automated analog and digital EDA technologies. Magma’s product portfolio is stronger than ever and is highly complementary with Synopsys’s resources, channel and technology portfolio. The merger will allow the parties to help customers improve performance, area and power while reducing turnaround time and the cost of complex ICs.

The acquisition is expected to close in the first half of calendar year 2012. Until then, Magma and Synopsys will operate as separate companies. Magma will continue to innovate and to enhance all products that support the design of ICs targeted at legacy processes, current 28-nm processes, as well as 20-nm processes and beyond. All current contracts will remain independent and valid. All terms will remain in effect for the duration of the contract. Specific plans for how Magma will integrate into Synopsys will not be determined until after the deal closes.

If you have questions or receive an inquiry from customers, investors, press or partners regarding this acquisition, please direct it to the appropriate authorized Magma spokespeople, as follows:

Employee	Customer	Investor	Press	Partners
Clayton Parker	Carl Burrow Phil Bishop	Greg Wagenhoffer	Monica Marmie Phil Bishop	Phil Bishop

For more information please refer to the following:

•	Press Releases:

•	Magma Acquisition by Synopsys to Provide Customers with State-of-the-Art Mixed-Signal, Digital and Analog Design Solutions that Enable More Profitable Silicon

•	Synopsys to Acquire Magma Design Automation

•	Employee FAQ (Attaches to pdf attached)

Additional Information and Where to Find It

In connection with the proposed merger, Magma Design Automation, Inc. (“Magma”) will file a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). The definitive proxy statement will be mailed to stockholders of Magma. Investors and stockholders of Magma are urged to read the definitive proxy statement and other relevant documents when they become available because they will contain important information about the transaction. Copies of these documents (when they become available) may be obtained free of charge by making a request to Magma’s Investor Relations Department either in writing to Magma Design Automation, Inc., 1650 Technology Drive, San Jose, California 95110 or by telephone to (408) 565-7799. In addition, documents filed with the SEC by Magma may be obtained free of charge at the SEC’s website at www.sec.gov or by clicking on “SEC Filings” in the “Investors” section of Magma’s website at www.magma-da.com.

Magma, Synopsys and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Magma’s stockholders in connection with the proposed transaction. Information regarding Magma’s directors and executive officers is contained in Magma’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on August 29, 2011. This document is available free of charge in the manner described above. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on February 10, 2011, and its Annual Report on Form 10-K for the year ended October 31, 2010, which was filed with the SEC on December 17, 2010. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Synopsys by contacting Investor Relations by mail at Synopsys, Inc., 700 East Middlefield Road, Mountain View, CA 94043, Attn: Investor Relations Department, or by going to Synopsys’ Investor Relations page on its corporate web site at www.synopsys.com. Additional information regarding the interests of Magma’s directors and executive officers who may be deemed to be participants in the solicitation of proxies in connection with the transaction, including their respective interest in the transaction by security holdings or otherwise, will be set forth in a definitive proxy statement that Magma intends to file with the SEC.

Employee Frequently Asked Questions

1.	Why merge now?

a.	Magma has the strongest product portfolio technology, including our advances in analog technology, complements the technology portfolio of Synopsys. This merger will allow the parties to combine their resources, development and support capabilities to accelerate the delivery of tools needed to meet the ever-increasing technological requirements of our customers. Synopsys and Magma share a complementary technology vision. We have a common goal of enabling chip designers to improve performance, area and power while reducing turnaround time and cost on complex ICs. This merger provides Magma and its customers industry leading mixed signal and digital technology solutions.

2.	What products will be kept and what products will be discontinued?

a.	We have worked hard to develop technology that contributes to our company and to our customer’s success. All current enhanced. After the close we will work with all of our mutual stakeholders at Synopsys to get them up to speed our products and their unique differentiation. We will look for ways in which to cross fertilize key development areas to help create greater synergies in core technology areas.

3.	Will we maintain our company seniority post the merger?

a.	It is expected that seniority at Magma will be rolled forward into your employment at Synopsys.

4.	How will this merger affect benefit packages?

a.	During the period up to deal closure all Magma benefits will stay intact.

b.	Post the close all benefits will move to the Synopsys benefits plan. We have had a third-party industry compensation study performed (Radford) to ensure competitive benefits and compensation for all employees.

5.	Will there be office closures or moves?

a.	During the immediate future Key sales and development sites will be maintained.

b.	Long-term plans will be considered and addressed post the transaction.

6.	Will Magma keep its name/brand.

a.	During the immediate future brand names will be maintained.

b.	Long-term plans will be considered and addressed post the transaction.

7.	What will be done to ensure successful integration of two companies with very different cultures?

a.	The Management teams at both Magma and Synopsys are aligned on the importance of a smooth successful integration of the two companies. There is a great synergy between Magma and Synopsys in terms of our goals for improving industry design flows. Specific details of this integration plan will not be addressed until the deal is closed.

8.	Will the current executive team lead or play a role in the combined company?

a.	Specific decisions and information on the combined organization will be made post the close.

© 2011 Magma Design Automation	Confidential – Do Not Distribute

9.	Will Magma run as standalone entity or be combined into one company?

a.	The combined company structure will not be determined until the close. Until the deal is closed Magma will operate as an independent company.

10.	What is the expected close date of the acquisition?

a.	The acquisition is expected to close in the first half of 2012, subject to regulatory and shareholder approval, and other customary closing conditions.

© 2011 Magma Design Automation	Confidential – Do Not Distribute

Additional Information and Where to Find It

In connection with the proposed merger, Magma Design Automation, Inc. (“Magma”) will file a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). The definitive proxy statement will be mailed to stockholders of Magma. Investors and stockholders of Magma are urged to read the definitive proxy statement and other relevant documents when they become available because they will contain important information about the transaction. Copies of these documents (when they become available) may be obtained free of charge by making a request to Magma’s Investor Relations Department either in writing to Magma Design Automation, Inc., 1650 Technology Drive, San Jose, California 95110 or by telephone to (408) 565-7799. In addition, documents filed with the SEC by Magma may be obtained free of charge at the SEC’s website at www.sec.gov or by clicking on “SEC Filings” in the “Investors” section of Magma’s website at www.magma-da.com.

Magma, Synopsys and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Magma’s stockholders in connection with the proposed transaction. Information regarding Magma’s directors and executive officers is contained in Magma’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on August 29, 2011. This document is available free of charge in the manner described above. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on February 10, 2011, and its Annual Report on Form 10-K for the year ended October 31, 2010, which was filed with the SEC on December 17, 2010. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Synopsys by contacting Investor Relations by mail at Synopsys, Inc., 700 East Middlefield Road, Mountain View, CA 94043, Attn: Investor Relations Department, or by going to Synopsys’ Investor Relations page on its corporate web site at www.synopsys.com. Additional information regarding the interests of Magma’s directors and executive officers who may be deemed to be participants in the solicitation of proxies in connection with the transaction, including their respective interest in the transaction by security holdings or otherwise, will be set forth in a definitive proxy statement that Magma intends to file with the SEC.

Hello,

I’m pleased to announce that Magma has agreed to be acquired by Synopsys. This deal is driven by the industry’s increasing need for innovative and highly automated analog and digital EDA technologies. Magma’s product portfolio is stronger than ever and is highly complementary with Synopsys’s resources, channel and technology portfolio. The merger will allow the parties to help you improve performance, area and power while reducing turnaround time and the cost of complex ICs.

The acquisition is expected to close in the first half of calendar year 2012. Until then, Magma and Synopsys will operate as separate companies. Magma will continue to innovate and to enhance all products that support the design of ICs targeted at legacy processes, current 28-nm processes, as well as 20-nm processes and beyond. All current contracts will remain independent and valid. All terms in these contracts will remain in effect for the duration of the contract. Specific plans for how Magma will integrate into Synopsys will not be determined until after the deal closes.

For details, refer to today’s press releases:

•	Synopsys to Acquire Magma Design Automation

•	Magma Acquisition by Synopsys to Provide Customers with State-of-the-Art Mixed-Signal, Digital and Analog Design Solutions that Enable More Profitable Silicon

Please contact your local Magma sales representative if you have any further questions regarding this exciting evolution for Magma and Synopsys.

Sincerely,

Rajeev Madhavan Chairman and CEO Magma Design Automation

Additional Information and Where to Find It

In connection with the proposed merger, Magma Design Automation, Inc. (“Magma”) will file a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). The definitive proxy statement will be mailed to stockholders of Magma. Investors and stockholders of Magma are urged to read the definitive proxy statement and other relevant documents when they become available because they will contain important information about the transaction. Copies of these documents (when they become available) may be obtained free of charge by making a request to Magma’s Investor Relations Department either in writing to Magma Design Automation, Inc., 1650 Technology Drive, San Jose, California 95110 or by telephone to (408) 565-7799. In addition, documents filed with the SEC by Magma may be obtained free of charge at the SEC’s website at www.sec.gov or by clicking on “SEC Filings” in the “Investors” section of Magma’s website at www.magma-da.com.

Magma, Synopsys and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Magma’s stockholders in connection with the proposed transaction. Information regarding Magma’s directors and executive officers is contained in Magma’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on August 29, 2011. This document is available free of charge in the manner described above. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on February 10, 2011, and its Annual Report on Form 10-K for the year ended October 31, 2010, which was filed with the SEC on December 17, 2010. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Synopsys by contacting Investor Relations by mail at Synopsys, Inc., 700 East Middlefield Road, Mountain View, CA 94043, Attn: Investor Relations Department, or by going to Synopsys’ Investor Relations page on its corporate web site at www.synopsys.com. Additional information regarding the interests of Magma’s directors and executive officers who may be deemed to be participants in the solicitation of proxies in connection with the transaction, including their respective interest in the transaction by security holdings or otherwise, will be set forth in a definitive proxy statement that Magma intends to file with the SEC.

Customer Call Script

Magma has the strongest product portfolio ever advances in analog technology, complements the technology portfolio of Synopsys. This merger will allow the parties to combine their resources, development and support capabilities to accelerate the delivery of tools needed to meet the ever-increasing technological requirements of our customers. Synopsys and Magma share a complementary technology vision. We have a common goal of enabling chip designers to improve performance, area and power while reducing turnaround time and cost on complex ICs. This merger provides Magma and its customers industry leading mixed signal and digital technology solutions.

Customer Frequently Asked Questions

1.	What are implications to my current Magma business contract? Will contracts be automatically assigned? Will the contracts remain independent or merged? Will the same terms be supported going forward?

a.	All contracts will remain independent and valid. All business terms in the contract will remain in effect for the duration of the contract.

2.	Will existing tools continue to be supported or be replaced?

a.	Magma and Synopsys place a high value on not disrupting customer design projects. Magma’s products and support will 20nm, and beyond. The very purpose of this merger is to better serve customers in a very competitive marketplace. The continued success of the customer bases of both parties is an imperative of this merger for both Synopsys and Magma.

3.	Will AE support be continued at current levels?

a.	Yes. People are at the heart of Magma AE team will continue to be a source of pride and investment. All current support levels will be maintained.

4.	Will discounts for future tool purchases be continued? What are they based on?

a.	All discounts will remain in place during the existing contract term and will only apply to products in the Magma price list.

5.	I don’t wantth to the acquiring do business company. Can I cancel wi my Magma contract and place my business with someone else?

a.	Magma’s products and support will 20nm, and beyond. No Magma business contracts for revenue are cancellable for convenience.

6.	Why is acquiring company doing this?

a.	You would have to ask Synopsys about their specific motivations. From our perspective, Magma has the strongest product portfolio ever in the company’s history. technology, including our advances in analog technology, complements the technology portfolio of Synopsys. This merger will allow the parties to combine their resources, development and support capabilities to accelerate the delivery of tools needed to meet the ever-increasing technological requirements of our customers. Synopsys and Magma share a complementary technology vision. We have a common goal of enabling chip designers to improve performance, area and power while reducing turnaround time and cost on complex ICs. This merger provides Magma and its customers industry leading mixed signal and digital technology solutions.

© 2011 Magma Design Automation	Confidential – Do Not Distribute

7.	Magma has delivered a lot of innovation. How do I insure that continues? Will Release Delivery Schedules still be maintained?

a.	Your continued support and business ensures that Magma continues to be able to innovate and maintain our product portfolio. All product schedules are planned to be met and maintained. Magma’s products for legacy geometries, 28nm, 20nm, and beyond.

8.	Will Magma run as standalone entity or be combined into one company?

a.	Until the deal is closed, Magma will operate independently. Specific decisions on the combined organization will be made post close.

9.	What personnel changes are being planned? Who will be my AE, ATM, AM, etc.?

a.	Until the deal is closed, Magma will operate independently. Specific decisions on the combined organization will be made post close.

10.	Will there be joint sales calls on customers?

a.	Until the deal is closed, both companies will operate independently.

11.	I have adopted or I am considering Magma products. Will I need to switch to new products?

a.	Magma has the strongest product portfolio ever in the technology, including our advances in analog technology, complements the technology portfolio of Synopsys. This merger will allow the parties to combine their resources, development and support capabilities to accelerate the delivery of tools needed to meet the ever-increasing technological requirements of our customers. Synopsys and Magma share a complementary technology vision. We have a common goal of enabling chip designers to improve performance, area and power while reducing turnaround time and cost on complex ICs. This merger provides Magma and its customers industry leading mixed signal and digital technology solutions. Magma’s products and continue unabated for legacy geometries, 28nm, 20nm, and beyond.

12.	I have adopted or I am considering Magma’s ADX, Titan AVP, Titan ALX, Titan SBR and Quickcap. Will I be able to use these products?

a.	Magma’s Analog products are complementary products and support will continue unabated for legacy geometries, 28nm, 20nm, and beyond.

© 2011 Magma Design Automation	Confidential – Do Not Distribute

Additional Information and Where to Find It

In connection with the proposed merger, Magma Design Automation, Inc. (“Magma”) will file a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). The definitive proxy statement will be mailed to stockholders of Magma. Investors and stockholders of Magma are urged to read the definitive proxy statement and other relevant documents when they become available because they will contain important information about the transaction. Copies of these documents (when they become available) may be obtained free of charge by making a request to Magma’s Investor Relations Department either in writing to Magma Design Automation, Inc., 1650 Technology Drive, San Jose, California 95110 or by telephone to (408) 565-7799. In addition, documents filed with the SEC by Magma may be obtained free of charge at the SEC’s website at www.sec.gov or by clicking on “SEC Filings” in the “Investors” section of Magma’s website at www.magma-da.com.

Magma, Synopsys and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Magma’s stockholders in connection with the proposed transaction. Information regarding Magma’s directors and executive officers is contained in Magma’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on August 29, 2011. This document is available free of charge in the manner described above. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on February 10, 2011, and its Annual Report on Form 10-K for the year ended October 31, 2010, which was filed with the SEC on December 17, 2010. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Synopsys by contacting Investor Relations by mail at Synopsys, Inc., 700 East Middlefield Road, Mountain View, CA 94043, Attn: Investor Relations Department, or by going to Synopsys’ Investor Relations page on its corporate web site at www.synopsys.com. Additional information regarding the interests of Magma’s directors and executive officers who may be deemed to be participants in the solicitation of proxies in connection with the transaction, including their respective interest in the transaction by security holdings or otherwise, will be set forth in a definitive proxy statement that Magma intends to file with the SEC.